N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1. REPORTS TO STOCKHOLDERS.

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 30, 2010

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussions & Analysis:

For the year-to-date period, the Fund returned -2.29%*, outperforming the Russell 3000 by +3.76% and the S&P 500 by +4.37%. Share price was $3.61 at March 31, 2010 and $3.42 at June 30, 2010, moving lower with the general stock market but holding better than the Russell 3000 and the S&P 500. The Fund carried a four star rating from Morningstar on a three-year time period and three stars on the longer periods of time as of the June 30, 2010 review.

The Portfolio Management Team (the "Portfolio Team") made some changes to the portfolio during the period by adding positions that were deemed more responsive to corporate activities and economic conditions in the Williston Basin and Mid-North America region. Several technology companies plus others were used as sources of funds. The logic here is that the region of interest has weathered the past two years of economic turmoil better than most and revival from recession should benefit the region and the companies that operate within.

During the period the Portfolio Team focused on developing a core group of companies that are deemed to be good growth prospects within the exploration and extraction industry and also numerous companies that work in well completion services and related areas. With the U.S. heavily dependent on imports for its crude oil needs, any petroleum found stateside will find a ready market and since crude oil prices have been firming for several months our portfolio companies should do well. The Williston Basin offers some great economics for the companies positioned here and as more and more land becomes "de-risked" the future development potential continues to mount. Past evidence has shown the economic resilience of this region and we envision stronger potential within our region than the country as a whole.

The portfolio also contains some ag-related companies and some representation in gold mining stocks. This makes for a Fund that will likely respond closely to commodity prices and natural resource plays. We see fiscal policy that tends to invite inflation but many pundits are predicting deflation in the near future. This is one reason for holding some gold shares as gold tends to respond to inflation and monetary shifts and conversely to potential deflation as public psychology goads investors to gold for many reasons.

On the macro-economic front, the Federal Reserve and other central banks have poured liquidity into the monetary system in order to avert harder times and interest rates have remained low. Investors have searched for reasonable returns in bonds and stocks as well since bank returns have been unattractive for a prolonged period of time. The Dollar has been working lower and gold has advanced in price as these forces played out and the prospects are likely for the Dollar to continue lower since the U.S. has racked up astounding deficits in both international trade and domestic budgets. Prices for food, fertilizer, and crude oil are likely to be monetized in the same manner as gold and companies that operate in that space should be able to post positive comparisons.

With national elections looming in November, the Fed isn't likely to interfere through restrictive credit in the short term. However, the post-election period could be dicey and it bears watching. Talk of China revaluing the Yuan might also come into play. These things coupled with a recent V-shaped stock market recovery of large proportions could combine to present some significant overhead resistance in the markets later this year.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 8.95%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/99	$10,000	$9,501	$10,000
12/31/00	$9,684	$9,201	$9,254
12/31/01	$8,491	$8,067	$8,194
12/31/02	$6,409	$6,089	$6,429
12/31/03	$8,354	$7,937	$8,425
12/31/04	$9,360	$8,893	$9,432
12/31/05	$10,450	$9,928	$10,009
12/31/06	$11,258	$10,696	$11,582
12/31/07	$11,155	$10,598	$12,177
12/31/08	$8,996	$8,546	$7,634
12/31/09	$10,732	$10,196	$9,798
6/30/10	$10,487	$9,963	$9,205

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	11.28%	(4.17%)	1.83%	(0.25%)	5.78%
With sales charge (5.00%)	5.78%	(5.78%)	0.78%	(0.76%)	5.29%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is report of the operations for the Integrity Growth & Income Fund (the "Fund") for the six months ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

The past few months during the period have provided plenty of opportunities to feel alarmed: Still gloomy unemployment and housing market statistics, the flash crash and worries that Greece's woes could prove contagious added up to a pretty scary quarter. Falling U.S. and Chinese manufacturing activity survey figures released for June provided further evidence that the expansion in the world's major economic poles may be fading, while the dramatic bull flattening of yield curves in the major Western economies driven by declines in both real yields and inflation expectations over recent weeks also appear to be signaling a deterioration in the cyclical outlook for the global economy.

With all these seemingly extraordinary factors, the 15% peak-to-trough equity decline has not been particularly unusual. Most economic expansions in the post-war era have involved at least one interim correction of around 15%, lasting anywhere between one month and nine months. Indeed the long U.S. economic boom between 1961 and 1969 included two corrections of over 20% in the otherwise 9% annualized price uptrend, other economic expansions in the late 70s. 80s and 90s have experienced major market downdrafts as a result of inflation outbreaks or regional financial crises, only to see the economic recoveries endure and the market reverse.

In the U.S., the recovery in payroll employment so far may have been disappointing, but labor income trends are far better. The combination of a lengthening work week and an upward trend in average hourly earnings has pushed private sector wage and salary incomes up 4.2%. Given the strong balance sheets of non-financial companies, we expect business activity and profitability to continue to rise.

With everyone focused on the global financial crisis and taking the view of financial Armageddon, it may be more appropriate to be looking at what is happening on Main Street rather than Wall Street and Washington. At times like these, it is important to understand where the real economic power resides, and that is with the people.

With the Federal Reserve's zero interest rate policy, cash is little more than a tactical asset, and with $8.7 trillion sitting in money market, saving and time-deposits, equities remain attractive. From an investment stance, strong balance sheets, positive free cash flow, earnings stability and dividend growth are all characteristics that should be screened for in any equity market investments.

The Integrity Growth and Income Fund ended the period down -8.31% compared to the Standard & Poor's 500 Index's -6.65%. We believe this is a market in which careful, conservative stock selection and active portfolio management will be rewarding to investors over time. The portfolio management team has made several additions to the portfolio that we feel meet our investment criteria by seeking to invest in companies exhibiting socially responsible attributes. Some additions to the portfolio during the period included Technology companies: Hewlett-Packard, Oracle, Intel and Cognizant Technology Solutions, Utility: Wisconsin Energy, Financial companies: Aflac, Inc and J.P. Morgan Chase, Energy companies: Southwestern Energy, Chevron Texaco and EOG Resources, Consumer Discretionary companies: Green Mountain Coffee Roasters and Yum Brands and Specialty Chemical companies: New Market Corporation and Lubrizol.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.12%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund	S&P 500 Index
12/31/99	$10,000	$10,000
12/31/00	$7,671	$9,090
12/31/01	$4,426	$8,009
12/31/02	$3,205	$6,239
12/31/03	$3,973	$8,029
12/31/04	$4,446	$8,902
12/31/05	$4,860	$9,340
12/31/06	$5,591	$10,815
12/31/07	$6,037	$11,409
12/31/08	$4,403	$7,188
12/31/09	$5,031	$9,090
6/30/10	$4,584	$8,485

Average Annual Total Returns for the periods ending June 30, 2010

1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
4.04%	(8.90%)	0.17%	(7.71%)	6.50%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "Fund") for the period ended June 30, 2010. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Regulatory and economic uncertainty forced an equity sell-off in the second half of January which, in turn, pushed high-yield spreads wider early in the year. Spreads were somewhat volatile in February before swiftly recovering and trending tighter through April 23. In general, however, improving economic data, favorable technicals, strong capital market conditions and lower default trends provided an encouraging backdrop to the high-yield market during the first quarter and into early April. Shortly into the second quarter, however, market volatility again surged due to the same issues the market managed to shake off earlier in the year. As a result, risk appetite levels waned as sentiment toward the global economic recovery weakened, leading to a steady stream of large retail outflows and a sharp slowdown in the record pace of new issue activity. None of the issues afflicting the markets since late April pertained directly to high-yield credit fundamentals, but each was influential in shaping investor confidence and risk appetite.

Amidst the various periods of heightened market volatility and concerns during the first half of the year, the Barclays Capital U.S. Corporate High Yield Bond Index posted a year-to-date return of 4.51% as spreads widened 83 basis points (bps) during the six-month period to close at 743 bps on an option-adjusted spread (OAS) basis. In comparison, the 10-year Treasury returned 9.83% and the S&P 500 Index returned 3.34% for the same period. On June 30, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Bond Index was 9.16%.

Flight-to-quality movements were especially prevalent in the second quarter and resulted in BB-rated credits outperforming both B-rated and CCC-rated bonds for the year-to-date period. Banking, finance and gaming sectors led performance in 2010 through June as all but one sector (technology) posted positive returns, as measured by the Barclays Capital U.S. Corporate High Yield Index. The lowest-performing sectors for the year-to-date period were technology, refining and oil field services.

Despite record-high default volume and an upward spike in the default rate in 2009, default activity has clearly declined in the first half of 2010 as only six bond defaults occurred affecting $974 million. As a result, the 12-month trailing par-weighted domestic default rate for high-yield bonds decreased in the last six months to 2.91% from 10.23% for the year-ago period, its lowest level since December 2008. For perspective, by annualizing the current pace of defaults over the last six months, the high-yield bond default rate would be a mere 0.2%.

Through mid to late April, high-yield mutual fund flows were strong and high-yield new issuance volumes exploded, easily surpassing record levels due largely to greater access to capital for issuers and their refinancing needs. Capital market activity noticeably decelerated in May, after setting record levels of new issuance in March and April. Activity subsequently improved by the end of June, however, as outflows retracted and turned to inflows.

High-yield issuers priced $125 billion through June, two times the volume priced during the comparative semi-annual period last year. Due to large outflows during February and May, high-yield mutual funds experienced total net outflows of $300 million year-to-date, as compared to $20 billion in inflows for the same period last year. Year-to-date redemptions, maturities, tenders and upgrades to investment grade totaled $77.3 billion, versus $39.1 billion for the same period last year. These activities effectively create additional market demand for remaining issues.

Portfolio Performance and Positioning

For the year-to-date period, the Integrity High Income Fund returned 4.24%, compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Index, which returned 4.51%, and the Merrill Lynch High Yield Master II Constrained Index, which returned 4.71% for the same period. Performance relative to the benchmark was aided by security selection in the consumer products, telecommunication and healthcare sectors, with the largest contributions coming from relative weightings in Simmons Bedding, Spectrum Brands, Terra Capital, Edison Mission Energy and Dex Media West/Finance. Underperforming sectors included exposure to electric utilities, oil field services and consumer services. Performance was hindered by our relative weightings in Dex One Corp., International Lease Finance, American General Financial Services, American International Group and iStar Financial.

The Fund is currently overweight in the consumer products, healthcare and telecommunication sectors, driven by our view of the relative value opportunities within those sectors. It is underweight in the financial, banking and media non-cable sectors, where valuations are not compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

We expect that the volatility in the high-yield market is likely to continue in the near term reflecting the ongoing uncertainty surrounding the global economic environment. That said, we believe that valuations are attractive based on forecasted gross domestic product growth (2.5-3%), strong credit fundamentals and low default risk. As such, we expect spreads to tighten toward the long-term average as issuer fundamentals remain solid and current spread levels are overly punitive relative to default expectations. Individual security selection will continue to be the primary driver of performance in this uncertain economic environment.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.93% for Class A and 2.68% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/31/05	$11,803	$11,306	$11,233
12/31/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
6/30/10	$12,416	$11,893	$15,632

Average Annual Total Returns for the periods ending June 30, 2010

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	25.30%	(2.58%)	1.97%	N/A	3.55%
Class A With sales charge (4.25%)	20.04%	(3.99%)	1.09%	N/A	2.83%
Class C Without CDSC	24.34%	(3.32%)	1.20%	N/A	2.71%
Class C With CDSC (1.00%)	23.34%	(3.32%)	1.20%	N/A	2.71%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Quantity	Market Value

COMMON STOCK (96.3%)

Energy (75.2%)
*American Oil & Gas Inc	13,700	$86,036
Baker Hughes, Inc.	2,100	87,297
*Basic Energy Svcs	8,700	66,990
*Brigham Exploration Company	5,600	86,128
CARBO Ceramics Inc.	1,200	86,628
Chevron Texaco	850	57,681
*Complete Production Services, Inc	5,000	71,500
ConocoPhillips	1,200	58,908
*Continental Resources Inc	2,000	89,240
*Dawson Geophysical Company	1,200	25,524
*Dresser-Rand Group, Inc	2,500	78,875
EOG Resources Inc	950	93,452
Enbridge Inc.	1,800	83,880
Frontier Oil Corporation	4,600	61,870
*GeoResources, Inc	4,000	55,720
Halliburton Company	3,000	73,650
Helmerich & Payne, Inc.	1,900	69,388
Hess Corp	1,400	70,476
*Key Energy Services, Inc	7,300	67,014
*Kodiak Oil & Gas Corporation	22,000	70,180
Lufkin Industries, Inc.	2,100	81,879
Marathon Oil Corp.	2,600	80,834
*Nabors Industries	3,900	68,718
National-Oilwell Inc	1,639	54,202
*Northern Oil and Gas, Inc.	5,504	70,671
*Oasis Petroleum	5,800	84,100
Pason Systems Inc.	1,300	13,812
Patterson-Uti Energy Inc	5,500	70,785
PetroBakken	1,127	22,422
*Pioneer Drilling Company	11,500	65,205
*Precision Drilling Corp	10,000	66,400
*Superior Well Services, Inc	4,200	70,224
Tesoro Corporation	5,000	58,350
TransCanada Corporation - ADR	2,100	70,203
*Whiting Petroleum Corp.	1,100	86,262
		2,404,504
Financials (2.0%)
*Berkshire Hathaway 'B'	780	62,158

Industrials (8.3%)
Bucyrus International, Inc	1,000	47,450
Caterpillar Inc	1,100	66,077
Deere & Co.	1,100	61,248
Fluor Corp	1,200	51,000
Snap-on Inc	1,000	40,910
		266,685
Materials (9.0%)
Agrium Inc.	600	29,364
Newmont Mining Corp	1,150	71,001
Potash Sask	550	47,432
Royal Gold Inc.	1,200	57,600
*Stillwater Mining Co	4,000	46,480
US Gold Corporation	7,000	35,070
		286,947
Utilities (1.8%)
MDU Resources Group, Inc.	3,198	57,660

TOTAL COMMON STOCKS (COST: $3,203,396)		$3,077,954

SHORT-TERM SECURITIES (5.6%)	Shares
Wells Fargo Advantage Investment Money Market 0.214% (COST: $179,728)	179,728	$179,728

TOTAL INVESTMENTS IN SECURITIES (COST: $3,383,124)		$3,257,682
OTHER ASSETS LESS LIABILITIES		(61,565)

NET ASSETS		$3,196,117

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Quantity	Market Value

COMMON STOCK (96.9%)

Consumer Discretionary (7.2%)
Genuine Parts	20,000	$789,000
NIKE, Inc.	7,000	472,850
Yum Brands	12,000	468,480
		1,730,330
Consumer Staples (6.9%)
*Green Mountain Coffee Roasters, Inc.	40,500	1,040,850
H.J. Heinz Co	14,000	605,080
		1,645,930
Energy (9.6%)
Chevron Texaco	7,500	508,950
EOG Resources Inc	4,000	393,480
Occidental Petroleum Corp	5,000	385,750
Petroleo Brasileiro - ADR	10,000	343,200
*Southwestern Energy Co	17,000	656,880
		2,288,260
Financials (9.9%)
Aflac, Inc.	17,000	725,390
Citigroup Inc	130,000	488,800
Federated Investors, Inc.	30,000	621,300
J.P. Morgan Chase & Co.	15,000	549,150
		2,384,640
Health Care (11.4%)
Becton Dickinson & Co.	6,000	405,720
Medtronic, Inc	16,000	580,320
*Thermo Fisher Scientific Inc.	12,000	588,600
*Vca Antech Inc	20,000	495,200
*Waters Corp	10,000	647,000
		2,716,840
Industrials (17.2%)
*Clean Harbors, Inc.	6,000	398,460
Deluxe Corp	40,000	750,000
Emerson Electric Co.	20,000	873,800
Raytheon Co.	10,000	483,900
Snap-on Inc	20,000	818,200
3M Co.	10,000	789,900
		4,114,260
Information Technology (17.6%)
*Cognizant Technology Solutions Corp.	12,000	600,720
*EMC Corp Mass	40,000	732,000
Hewlett-Packard	19,000	822,320
Intel Corp.	20,000	389,000
KLA-Tencor Corp	15,000	418,200
Linear Technology Corp.	25,000	695,250
Oracle Corp	26,000	557,960
		4,215,450
Materials (10.8%)
Lubrizol Corporation	10,000	803,100
NewMarket Corporation	10,000	873,200
Potash Sask	9,000	776,160
*Thompson Creek Metals Co Inc.	15,000	130,200
		2,582,660
Telecommunication Services (2.1%)
CenturyLink Inc.	15,000	499,650

Utilities (4.2%)
Wisconsin Energy Corporation	20,000	1,014,800

TOTAL COMMON STOCKS (COST: $24,401,805)		$23,192,820

SHORT-TERM SECURITIES (3.1%)	Shares
Wells Fargo Advantage Investment Money Market 0.214% (COST: $745,341)	745,341	$745,341

TOTAL INVESTMENTS IN SECURITIES (COST: $25,147,146)		$23,938,161
OTHER ASSETS LESS LIABILITIES		(7,523)

NET ASSETS		$23,930,638

*Non-income producing
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

SCHEDULE OF INVESTMENTS June 30, 2010 (unaudited)

	Principal Amount	Market Value

CORPORATE BONDS (98.6%)

Consumer Discretionary (28.5%)
ALH Fin LLC/ALH Fin Corp 8.500% 1/15/13	$280,000	$280,000
American Tire Dist Inc - 144A 9.750% 6/1/17	90,000	90,225
(5)Ames True Temper Inc 4.251% 1/15/12	245,000	232,750
Boyd Gaming Corp 7.125% 2/1/16	175,000	143,938
Bon-Ton Dept Stores 10.250% 3/15/14	115,000	112,988
CCO Holdings LLC/Cap Corp - 144A 7.875% 4/30/18	150,000	150,750
CCO Holdings LLC/Cap Corp - 144A 8.125% 4/30/20	100,000	102,250
CCH II LLC/CCH II Capital 13.500% 11/30/16	50,000	58,250
Cequel Com Hldg I/Cap CP - 144A 8.625% 11/15/17	260,000	259,025
Easton-Bell Sports Inc - 144A 9.750% 12/1/16	185,000	191,475
Echostar DBS Corp. 7.125% 2/1/16	285,000	285,713
*Echostar DBS Corp. 7.750% 5/31/15	620,000	638,600
Ford Motor Credit Co LLC 8.000% 12/15/16	250,000	255,648
Ford Motor Credit Co LLC 8.700% 10/1/14	55,000	57,320
Ford Motor Credit Co LLC 7.000% 4/15/15	385,000	380,830
GMAC Inc 6.875% 8/28/12	750,000	751,875
GXS Worldwide Inc - 144A 9.750% 6/15/15	155,000	148,025
GWR Operating Partnership - 144A 10.875% 4/1/17	105,000	104,344
Goodyear Tire & Rubber 9.000% 7/1/15	125,000	128,438
Goodyear Tire & Rubber 10.500% 5/15/16	35,000	38,063
(5)Hanesbrands Inc 4.121% 12/15/14	190,000	179,788
Harrahs Operating Co Inc 11.250% 6/1/17	305,000	321,013
Harrahs Operating Co Inc 10.000% 12/15/18	225,000	184,500
Isle of Capri Casinos 7.000% 3/1/14	75,000	67,500
Jarden Corp. 7.500% 5/1/17	195,000	191,100
Jarden Corp. 8.000% 5/1/16	90,000	92,475
*(3)Visant Holding Corp. 10.250% 12/1/13	485,000	495,306
Lear Corp 7.875% 3/15/18	25,000	25,063
Lear Corp 8.125% 3/15/20	60,000	60,150
Libbey Glass Inc - 144A 10.000% 2/15/15	135,000	139,725
MGM Mirage 7.500% 6/1/16	750,000	590,625
MGM Resorts Intl 10.375% 5/15/14	55,000	59,813
MGM Resorts Intl 11.125% 11/15/17	65,000	71,663
MGM Mirage Inc - 144A 9.000% 3/15/20	15,000	15,413
McJunkin Red Man Corp - 144A 9.500% 12/15/16	125,000	121,250
(4)Neiman Marcus Group Inc 9.000% 10/15/15	194,272	194,758
Nexstar/Mission Broadcast - 144A 8.875% 4/15/17	80,000	80,400
*Quebecor Media 7.750% 3/15/16	385,000	377,300
Royal Caribbean Cruises 7.250% 6/15/16	190,000	185,725
Sally Holdings LLC 9.250% 11/15/14	210,000	217,875
Sealy Mattress Co 8.250% 6/15/14	440,000	441,100
Service Corp Intl 6.750% 4/1/15	365,000	362,263
(4)Servicemaster Company - 144A 10.750% 7/15/15	200,000	207,000
Simmons Bedding Co - 144A 11.250% 7/15/15	515,000	552,981
Starwood Hotels & Resort 6.750% 5/15/18	165,000	165,000
Steinway Musical Instruments -144A 7.000% 3/1/14	200,000	190,500
Sun Media Corp 7.625% 2/15/13	60,000	60,000
TRW Automotive Inc - 144A 7.000% 3/15/14	200,000	198,000
(5)Travelport LLC 0.000% 9/1/14	45,000	42,075
Travelport LLC 9.875% 9/1/14	150,000	150,375
United Components Inc 9.375% 6/15/13	165,000	165,825
Vail Resorts Inc 6.750% 2/15/14	250,000	249,375
Videotron LTEE 6.875% 1/15/14	45,000	45,225
Videotron LTEE 9.125% 4/15/18	45,000	48,825
Virgin Media Finance PLC 8.375% 10/15/19	130,000	131,625
WMG Acquisition Corp 9.500% 6/15/16	90,000	95,850
Wynn Las Vegas - 144A 7.875% 11/1/17	25,000	25,313
Wynn Las Vegas LLC/Corp - 144A 7.875% 5/1/20	70,000	70,350
Zayo Group LLC/Zayo Cap - 144A 10.250% 3/15/17	145,000	147,900
		11,431,531
Consumer Staples (8.3%)
B&G Foods Inc. 7.625% 1/15/18	55,000	55,275
Bumble Bee Foods LLC - 144A 7.750% 12/15/15	100,000	100,625
Central Garden & Pet Co 8.250% 3/1/18	105,000	104,081
Chiquita Brands Intl 8.875% 12/1/15	215,000	213,388
Clear Channel Worldwide - 144A 9.250% 12/15/17	80,000	79,600
Clear Channel Worldwide - 144A 9.250% 12/15/17	225,000	226,125
Constellation Brands Inc 7.250% 9/1/16	330,000	332,888
Couche-Tard US/Finance 7.500% 12/15/13	40,000	40,200
Dole Food Co 13.875% 3/15/14	55,000	64,488
Dole Foods Co. - 144A 8.000% 10/1/16	50,000	50,125
Graham Packaging Co 9.875% 10/15/14	310,000	316,975
JohnsonDiversey - 144A 8.250% 11/15/19	170,000	175,100
Michael Foods Inc - 144A 9.750% 7/15/18	25,000	25,688
Packaging Dynamics Fin - 144A 10.000% 5/1/16	65,000	54,275
Reynolds Group - 144A 8.500% 5/15/18	245,000	240,406
Rite Aid Corp 7.500% 3/1/17	140,000	123,900
Rite Aid Corp 9.500% 6/15/17	95,000	75,288
Rite Aid Corp 9.750% 6/12/16	105,000	109,725
Solo Cup Company 8.500% 2/15/14	40,000	35,900
Solo Cup Company 10.500% 11/1/13	120,000	124,050
(4)Spectrum Brands Inc. 12.000% 8/28/19	240,200	261,818
Spectrum Brands Inc - 144A 9.500% 6/15/18	75,000	77,344
Supervalu Inc 8.000% 5/1/16	340,000	336,600
Yankee Acquisition Corp 8.500% 2/15/15	65,000	65,731
Yankee Acquisition Corp 9.750% 2/15/17	20,000	20,350
		3,309,945
Energy (7.8%)
Arch Coal Inc - 144A 8.750% 8/1/16	160,000	166,800
Arch Western Finance 6.750% 7/1/13	120,000	120,300
Atlas Energy Oper Co 10.750% 2/1/18	260,000	277,225
Atlas Energy Operating 12.125% 8/1/17	20,000	22,100
Chesapeake Energy Corp 7.250% 12/15/18	250,000	258,125
Cloud Peak Energy - 144A 8.250% 12/15/17	155,000	153,450
Consol Energy Inc - 144A 8.000% 4/1/17	50,000	51,625
Consol Energy Inc - 144A 8.250% 4/1/20	50,000	52,125
Crosstex Energy LP 8.875% 2/15/18	140,000	139,825
El Paso Corporation 7.250% 6/1/18	95,000	95,256
El Paso Corp 8.250% 2/15/16	170,000	178,075
Forest Oil Corporation 7.250% 6/15/19	65,000	62,725
Forest Oil Corporation 8.500% 2/15/14	45,000	46,913
Inergy LP/Inergy Fin 6.875% 12/15/14	20,000	19,700
Inergy LP/Inergy Fin 8.250% 3/1/16	45,000	45,563
Inergy LP/Inergy Fin 8.750% 3/1/15	60,000	61,050
Linn Energy LLC 9.875% 7/1/18	65,000	68,900
Linn Energy LLC/Fin Corp - 144A 8.625% 4/15/20	90,000	92,138
Linn Energy LLC 11.750% 5/15/17	35,000	39,725
Markwest Energy Part/Fin. 8.750% 4/15/18	135,000	136,350
NFR Energy LLC - 144A 9.750% 2/15/17	80,000	77,200
Opti Canada Inc 8.250% 12/15/14	60,000	52,200
Opti Canada Inc - 144A 9.000% 12/15/12	60,000	60,600
Parker Drilling Co - 144A 9.125% 4/1/18	75,000	71,250
Petrohawk Energy Corp 7.875% 6/1/15	285,000	285,713
Pioneer Drilling Company - 144A 9.875% 3/15/18	55,000	53,900
Plains Exploration & Production 7.000% 3/15/17	95,000	90,725
Plains Exploration & Production 7.625% 6/1/18	50,000	48,875
Pride International Inc 8.500% 6/15/19	90,000	93,375
Range Resources Corp 7.500% 5/15/16	90,000	90,788
(4)Sandridge Energy Inc 8.625% 4/1/15	50,000	48,563
Sandridge Energy Inc - 144A 9.875% 5/15/16	50,000	50,750
		3,111,909
Financials (4.4%)
Avaya Inc 9.750% 11/1/15	110,000	103,125
(4)Avaya Inc 10.875% 11/1/15	100,165	93,654
(3)Bank of America Corp 8.000% 1/30/18	75,000	72,445
Cit Group Inc 7.000% 5/1/13	33,210	31,799
Cit Group Inc 7.000% 5/1/14	49,815	46,951
Cit Group Inc 7.000% 5/1/15	49,815	45,954
Cit Group Inc 7.000% 5/1/16	263,027	240,012
Cit Group Inc 7.000% 5/1/17	116,238	104,614
(3)Citigroup Capital XXI 8.300% 12/21/37	75,000	73,045
Host Hotels & Resorts LP 6.375% 3/15/15	375,000	367,500
Intl Lease Finance Corp - 144A 8.625% 9/15/15	170,000	161,075
Intl Lease Finance Corp - 144A 8.750% 3/15/17	230,000	217,925
Pinnacle Foods Finance 9.250% 4/1/15	20,000	20,400
Pinnacle Foods Finance - 144A 9.250% 4/1/15	65,000	66,300
Realogy Corp 10.500% 4/15/14	140,000	118,650
		1,763,449
Health Care (10.3%)
Bausch & Lomb Inc 9.875% 11/1/15	200,000	205,500
*(4)Biomet Inc. 10.375% 10/15/17	565,000	607,375
Community Health Systems 8.875% 7/15/15	240,000	247,500
Cooper Cos Inc 7.125% 2/15/15	140,000	140,350
DJO Fin. LLC 10.875% 11/15/14	240,000	252,000
(4)HCA Inc 9.625% 11/15/16	1,170,033	1,251,935
Health Management Assoc 6.125% 4/15/16	270,000	255,825
Mylan Inc - 144A 7.625% 7/15/17	35,000	35,700
Mylan Inc - 144A 7.875% 7/15/20	110,000	112,200
Omnicare Inc 7.750% 6/1/20	10,000	10,200
Radiation Therapy Service - 144A 9.875% 4/15/17	75,000	72,000
(4)Surgical Care Affiliates - 144A 9.625% 7/15/15	208,726	205,073
Tenet Healthcare Corp 9.250% 2/1/15	230,000	237,475
Tenet Healthcare Corp - 144A 8.875% 7/1/19	90,000	95,400
US Oncology Inc 9.125% 8/15/17	190,000	195,225
(4)United Surgical Partners 9.250% 5/1/17	225,000	225,000
		4,148,758
Industrials (11.0%)
ACCO Brands Corp 7.625% 8/15/15	110,000	101,200
ACCO Brands Corp 10.625% 3/15/15	270,000	292,950
Alliant Techsystems Inc 6.750% 4/1/16	95,000	93,100
Amsted Industries - 144A 8.125% 3/15/18	105,000	104,738
Ashtead Capital Inc - 144A 9.000% 8/15/16	100,000	98,000
Assoc Materials LLC 9.875% 11/15/16	65,000	69,712
Avis Budget Car Rental 7.750% 5/15/16	115,000	107,381
Avis Budget Car Rental - 144A 9.625% 3/15/18	60,000	60,600
Baldor Electric Co 8.625% 2/15/17	120,000	124,200
Belden Inc - 144A 9.250% 6/15/19	55,000	58,025
Case New Holland Inc 7.750% 9/1/13	120,000	122,700
Case New Holland Inc - 144A 7.875% 12/1/17	115,000	115,862
Clean Harbors Inc 7.625% 8/15/16	35,000	35,962
Corrections Corp of Amer 7.750% 6/1/17	215,000	223,062
Esco Corp - 144A 8.625% 12/15/13	40,000	39,700
(5)Esco Corp - 144A 4.412% 12/15/13	55,000	50,325
Geo Group Inc - 144A 7.750% 10/15/17	95,000	95,712
General Cable Corp 7.125% 4/1/17	165,000	163,350
Hertz Corp 8.875% 1/1/14	170,000	172,125
Hillman Group Inc - 144A 10.875% 6/1/18	60,000	61,800
Interline Brands Inc. 8.125% 6/15/14	85,000	85,106
Iron Mountain INC. 8.750% 7/15/18	320,000	330,400
Manitowoc Company Inc 9.500% 2/15/18	45,000	45,000
Masco Corp 7.125% 3/15/20	35,000	33,984
NXP BV/NXP Funding LLC 7.875% 10/15/14	230,000	211,025
NXP BV/NXP Funding LLC - 144A 10.000% 7/15/13	75,000	78,375
Oshkosh Corp 8.250% 3/1/17	65,000	67,600
(1)(2)Propex Fabrics Inc. 10.000% 12/1/12	2,118,000	2,118
RailAmerica Inc 9.250% 7/1/17	115,000	120,462
RBS Global & Rexnord Corp - 144A 8.500% 5/1/18	315,000	305,550
RSC Equipment Rental Inc 9.500% 12/1/14	275,000	273,281
Sequa Corp - 144A 11.750% 12/1/15	110,000	106,425
Spirit Aerosystems Inc 7.500% 10/1/17	90,000	88,200
Terex Corp 8.000% 11/15/17	265,000	245,125
Triumph Group Inc 8.000% 11/15/17	20,000	19,100
Triumph Group Inc - 144A 8.625% 7/15/18	50,000	51,000
United Rentals North Am 9.250% 12/15/19	140,000	141,050
		4,394,305
Information Technology (5.0%)
Aeroflix Inc 11.750% 2/15/15	200,000	214,000
Amkor Technologies Inc - 144A 7.375% 5/1/18	170,000	164,900
Aspect Software Inc - 144A 10.625% 5/15/17	50,000	50,000
*First Data Corporation 9.875% 9/24/15	315,000	239,400
(4)First Data Corp 10.550% 9/24/15	257,924	188,929
Freescale Semiconductor - 144A 10.125% 3/15/18	120,000	122,400
Freescale Semiconductor - 144A 9.250% 4/15/18	165,000	162,937
JDA Software Group Inc - 144A 8.000% 12/15/14	135,000	135,675
MagnaChip Semiconductor - 144A 10.500% 4/15/18	110,000	111,925
SSI Invst II/Co-Issr LLC - 144A 11.125% 6/1/18	100,000	101,500
Sungard Data Systems Inc 10.250% 8/15/15	515,000	531,737
		2,023,403
Materials (7.6%)
Ashland Inc 9.125% 6/1/17	90,000	98,550
Bway Holding Co - 144A 10.000% 6/15/18	110,000	114,675
Clearwater Paper Corp 10.625% 6/15/16	100,000	110,125
Crown Americas 7.750% 11/15/15	55,000	57,062
Crown Americas LLC - 144A 7.625% 5/15/17	65,000	67,275
FMG Finance Pty Ltd - 144A 10.625% 9/1/16	230,000	253,000
Georgia-Pacific LLC - 144A 8.250% 5/1/16	200,000	213,250
P.H. Glatfelter 7.125% 5/1/16	140,000	136,500
P.H. Glatfelter - 144A 7.125% 5/1/16	15,000	14,625
Huntsman Intl LLC 7.375% 1/1/15	15,000	14,025
Huntsman Int. LLC. 7.875% 11/15/14	120,000	115,800
Huntsman Intl LLC - 144A 5.500% 6/30/16	80,000	70,000
Huntsman International LLC - 144A 8.625% 3/15/20	35,000	32,375
Ineos Finance PLC - 144A 9.000% 5/15/15	345,000	344,137
LBI Escrow Corp - 144A 8.000% 11/1/17	115,000	118,450
Lyondell Chemical Co 11.000% 5/1/18	200,000	214,500
Newpage Corp 11.375% 12/31/14	60,000	54,450
(4)Noranda Aluminium Acquisition 6.120% 5/15/15	260,045	200,235
Novelis Inc 7.250% 2/15/15	105,000	101,325
Polyone Corp 8.875% 5/1/12	155,000	161,200
Reichhold Industries Inc - 144A 9.000% 8/15/14	320,000	281,600
Scotts Miracle-Gro Co. 7.250% 1/15/18	45,000	45,394
Solutia Inc. 8.750% 11/1/17	105,000	109,200
(1)(2)Vitro Sab DE CV 9.125% 2/1/17	235,000	108,100
		3,035,853
Telecommunication Services (12.1%)
Frontier Communications 6.625% 3/15/15	145,000	139,925
Clearwire Comm/Finance - 144A 12.000% 12/1/15	180,000	179,325
Cricket Commucations 9.375% 11/1/14	165,000	167,475
Crown Castle Intl Corp 9.000% 1/15/15	100,000	105,750
Digicel Group Ltd - 144A 8.250% 9/1/17	110,000	108,900
Digicel Group Ltd - 144A 10.500% 4/15/18	100,000	103,125
GCI Inc - 144A 8.625% 11/15/19	205,000	204,487
(4)IPCS Inc 3.594% 5/1/14	327,001	299,206
ITC Deltacom Inc - 144A 10.500% 4/1/16	80,000	76,800
Intelsat Jackson Holdings 11.250% 6/15/16	360,000	383,400
Intelsat Subsidiary Hldg 8.875% 1/15/15	370,000	376,012
Intelsat Subsidiary Hldg - 144A 8.875% 1/15/15	45,000	45,506
MetroPCS Wireless 9.250% 11/1/14	300,000	309,000
Nordic Tel Co Hldgs - 144A 8.875% 5/1/16	120,000	123,300
Paetec Holding Corp 9.500% 7/15/15	215,000	209,087
Paetec Holding Corp 8.875% 6/30/17	160,000	160,000
Qwest Communications Int 7.500% 2/15/14	150,000	150,375
Qwest Communications Int 7.500% 2/15/14	85,000	85,212
Qwest Communications Int - 144A 7.125% 4/1/18	100,000	99,750
SBA Telecommunications - 144A 8.000% 8/15/16	40,000	41,400
SBA Telecommunications—144A 8.250% 8/15/19	45,000	47,362
Sable Intl Finance Ltd - 144A 7.750% 2/15/17	100,000	100,500
*Sprint Capital Corp 6.900% 5/1/19	450,000	407,250
Sprint Capital Corp 8.750% 3/15/32	250,000	238,750
Wind Acquisition Fin SA - 144A 12.000% 12/1/15	275,000	284,625
Windstream Corp 8.625% 8/1/16	385,000	387,887
		4,834,409
Utilities (3.6%)
AES Corporation - 144A 9.750% 4/15/16	295,000	317,125
Dynegy Holdings Inc 7.750% 6/1/19	70,000	48,387
Energy Future Holdings 10.875% 11/1/17	160,000	98,400
Energy Future Holdings - 144A 10.000% 1/15/20	220,000	162,800
Mirant North American LLC 7.375% 12/31/13	115,000	114,425
Dynegy Holdings Inc 7.625% 10/15/26	95,000	97,137
NRG Energy INC. 7.375% 2/1/16	414,000	411,930
Texas Comp Elec Hold LLC 10.250% 11/1/15	280,000	184,800
		1,435,004

TOTAL CORPORATE BONDS (COST: $40,424,915)		$39,488,566

U.S. COMMON STOCKS (0.3%)	Shares
(1) Dex One Corp (COST: $495,355)	5,545	$105,355

SHORT-TERM SECURITIES (0.6%)	Shares
Wells Fargo Advantage Investment Money Market 0.214% (COST: $239,880)	239,880	$239,880

TOTAL INVESTMENTS IN SECURITIES (COST: $41,160,150)		$39,833,801
OTHER ASSETS LESS LIABILITIES		206,459

NET ASSETS		$40,040,260

(1) Non-income producing security.
(2) Issue is in default.
(3) Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
(4) Interest or dividend is paid-in-kind, when applicable.
(5) Floating rate security. The rates for these securities are as of June 30, 2010.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise noted, these securities are deemed to be liquid. These securities amount to $11,051,191, representing 27.6% of net assets.

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2010 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$3,383,124	$25,147,146	$41,160,150

Investments in securities, at value	$3,257,682	$23,938,161	$39,833,801
Accrued dividends receivable	2,566	30,210	98
Accrued interest receivable	32	80	738,900
Prepaid expenses	3,127	6,775	9,463
Receivable for Fund shares sold	58,794	27,141	6,000
Security sales receivable	0	0	141,759
Receivable due from manager	0	3,741	0
Total assets	$3,322,201	$24,006,108	$40,730,021

LIABILITIES
Accrued expenses	$3,477	$18,495	$19,713
Disbursements in excess of demand deposit cash	113,429	0	37,607
Dividends payable	0	0	268,990
Payable for Fund shares redeemed	200	27,287	52,021
Security purchases payable	2,861	0	253,166
Payable to affiliates	6,117	29,688	58,264
Total liabilities	$126,084	$75,470	$689,761

NET ASSETS	$3,196,117	$23,930,638	$40,040,260

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$3,726,096	$32,241,652	$89,226,423
Accumulated undistributed net realized gain (loss) on investments	(402,058)	(7,312,088)	(47,859,814)
Accumulated undistributed net investment income	(2,479)	210,059	0
Unrealized appreciation (depreciation) on investments	(125,442)	(1,208,985)	(1,326,349)

NET ASSETS	$3,196,117	$23,930,638	$40,040,260

Net Assets—Class A	$3,196,117	$23,930,638	$26,487,342
Net Assets—Class C*	-	-	$13,552,918

Shares outstanding—Class A	935,669	818,361	3,689,593
Shares outstanding—Class C*	-	-	1,883,895

Net asset value per share—Class A	$3.42	$29.24	$7.18
Net asset value per share—Class C*	-	-	$7.19

Public offering price per share—Class A (sales charge of 5.00%, 0.00%, and 4.25%, respectively)	$3.60	$29.24	$7.50

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2010 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INVESTMENT INCOME
Interest	$110	$1,026	$1,830,145
Dividends (net of foreign withholding taxes of $937, $4,681, and $0, respectively)	9,828	427,222	58,978
Total investment income	$9,938	$428,248	$1,889,123

EXPENSES
Investment advisory fees	$4,139	$136,368	$178,102
Distribution (12b-1) fees—Class A	4,139	34,092	34,268
Distribution (12b-1) fees—Class C*	-	-	72,319
Transfer agent fees	3,378	27,274	44,907
Accounting service fees	12,414	18,818	25,477
Administrative service fees	3,017	20,455	34,430
Professional fees	772	4,425	6,371
Reports to shareholders	603	7,205	3,184
License, fees, and registrations	2,267	8,178	10,370
Audit fees	665	4,841	7,244
Trustees' fees	333	2,006	2,954
Transfer agent out-of-pockets	405	3,905	1,530
Custodian fees	1,162	2,730	7,196
Legal fees	195	3,950	6,105
Insurance expense	45	1,048	1,604
Total expenses	$33,534	$275,295	$436,061
Less expenses waived or reimbursed	(21,117)	(57,106)	(46,793)
Total net expenses	$12,417	$218,189	$389,268

NET INVESTMENT INCOME (LOSS)	$(2,479)	$210,059	$1,499,855

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$51,790	$(1,558,686)	$210,407
Net change in unrealized appreciation (depreciation) of investments	(198,464)	(819,757)	(383,116)
Net realized and unrealized gain (loss) on investments	$(146,674)	$(2,378,443)	$(172,709)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(149,153)	$(2,168,384)	$1,327,146

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the six months ended June 30, 2010 (unaudited)

	Williston
	Basin/	Integrity	Integrity
	Mid-North	Growth	High
	America	& Income	Income
	Stock Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,479)	$210,059	$1,499,855
Net realized gain (loss) on investments	51,790	(1,558,686)	210,407
Net change in unrealized appreciation (depreciation) on investments	(198,464)	(819,757)	(383,116)
Net increase (decrease) in net assets resulting from operations	$(149,153)	$(2,168,384)	$1,327,146

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$0	$(1,017,764)
Net investment income - Class C*	-	-	(482,092)
Total distributions	$0	$0	$(1,499,856)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$2,161,587	$633,789	$1,037,647
Proceeds from sale of shares - Class C*	-	-	181,608
Proceeds from reinvested dividends - Class A	0	0	615,266
Proceeds from reinvested dividends - Class C*	-	-	310,550
Cost of shares redeemed - Class A	(96,383)	(2,612,539)	(2,793,987)
Cost of shares redeemed - Class C*	-	-	(2,313,529)
Net increase (decrease) in net assets resulting from capital share transactions	$2,065,204	$(1,978,750)	$(2,962,445)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$1,916,051	$(4,147,134)	$(3,135,155)
NET ASSETS, BEGINNING OF PERIOD	1,280,066	28,077,772	43,175,415
NET ASSETS, END OF PERIOD	$3,196,117	$23,930,638	$40,040,260

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets For the year ended December 31, 2009

	Williston Basin/ Mid-North America Stock Fund	Integrity Growth & Income Fund	Integrity High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,770	$312,570	$3,363,097
Net realized gain (loss) on investments	(69,024)	(2,676,137)	(16,069,098)
Net change in unrealized appreciation (depreciation) on investments	281,631	5,845,055	30,149,003
Net increase (decrease) in net assets resulting from operations	$215,377	$3,481,488	$17,443,002

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$(2,770)	$(312,570)	$(2,218,029)
Net investment income - Class C*	-	-	(1,145,068)
Total distributions	$(2,770)	$(312,570)	$(3,363,097)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$307,804	$2,421,600	$3,728,004
Proceeds from sale of shares - Class C*	-	-	704,577
Proceeds from reinvested dividends - Class A	2,741	295,310	1,405,172
Proceeds from reinvested dividends - Class C*	-	-	742,474
Cost of shares redeemed - Class A	(312,207)	(5,279,800)	(10,383,264)
Cost of shares redeemed - Class C*	-	-	(3,765,368)
Net increase (decrease) in net assets resulting from capital share transactions	$(1,662)	$(2,562,890)	$(7,568,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$210,945	$606,028	$6,511,500
NET ASSETS, BEGINNING OF PERIOD	1,069,121	27,471,744	36,663,915
NET ASSETS, END OF PERIOD	$1,280,066	$28,077,772	$43,175,415

Undistributed net investment income	$0	$0	$0

* Only the Integrity High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of three series (the "Funds").

Williston Basin/Mid North American Stock Fund (the "WB/MNAS Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

NOTE 2: Summary of Significant Accounting Policies

Codification—In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Trustees.

Contingent deferred sales charge—In the case of investments of $1 million or more (excluding Growth & Income Fund), a 1.00% contingent deferred sales charge may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Security Transactions, Investment Income, Expenses and Distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. The WB/MNAS Fund and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.) The following is a summary of the inputs used to value the Funds' investments as of June 30, 2010:

		Level 1	Level 2	Level 3	Total
WB/MNAS Fund	Short Term Securities	$179,728	$0	$0	$179,728
	Common Stock	3,077,954	0	0	3,077,954
	Total	$3,257,682	$0	$0	$3,257,682

Growth & Income Fund	Short Term Securities	$745,341	$0	$0	$745,341
	Common Stock	23,192,820	0	0	23,192,820
	Total	$23,938,161	$0	$0	$23,938,161

High Income Fund	Short Term Securities	$239,880	$0	$0	$239,880
	Common Stock	105,355	0	0	105,355
	Corporate Bonds	0	39,488,566	0	39,488,566
	Total	$345,235	$39,488,566	$0	$39,833,801

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2010, were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Purchases	$3,000,880	$20,442,091	$12,099,347
Sales	$874,504	$20,068,745	$14,896,590

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

	WB/MNAS		Growth &		High Income Fund		High Income Fund
	Fund		Income Fund		Class A		Class C
	Six		Six		Six		Six
	Months	Year	Months	Year	Months	Year	Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09	6/30/10	12/31/09
Shares sold	597,130	102,839	19,536	84,728	143,813	617,245	24,995	126,571
Shares issued on reinvestment of dividends	0	779	0	9,202	84,844	242,655	42,735	121,776
Shares redeemed	(26,817)	(102,403)	(81,590)	(180,745)	(385,425)	(1,789,553)	(318,258)	(597,986)
Net increase (decrease)	570,313	1,215	(62,054)	(86,815)	(156,768)	(929,653)	(250,528)	(349,640)
Shares outstanding	935,669	365,356	818,361	880,415	3,689,593	3,846,361	1,883,895	2,134,423

NOTE 6: Income Tax Information

At June 30, 2010, the net unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Investments at cost	$3,383,124	$25,147,146	$41,160,150
Unrealized appreciation	$91,807	$955,328	$1,904,388
Unrealized depreciation	(217,249)	(2,164,313)	(3,230,737)
Net unrealized appreciation (depreciation)*	$(125,442)	$(1,208,985)	$(1,326,349)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNAS Fund		Growth & Income Fund		High Income Fund
	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09	Six Months Ended 6/30/10	Year Ended 12/31/09
Tax-exempt income	$0	$0	$0	$0	$0	$0
Ordinary income	0	2,770	0	312,570	1,499,856	3,363,097
Long-term capital gains	0	0	0	0	0	0
Return of capital	0	0	0	0	0	0
Total	$0	$2,770	$0	$312,570	$1,499,856	$3,363,097

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Undistributed Ordinary Income	$0	$0	$0
Accumulated Capital and Other Losses	(453,848)	(5,753,402)	(45,936,799)
Unrealized Appreciation/ (Depreciation)*	73,022	(389,228)	(943,233)
Total Accumulated Earnings/ (Deficit)	($380,826)	($6,142,630)	($46,880,032)

*Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales.

Capital loss carryforwards may be used to offset future capital gains. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	WB/MNAS Fund	Growth & Income Fund	High Income Fund
2016	$384,823	$2,643,978	$31,094,157
2017	$69,025	$3,109,424	$14,842,642
Total	$453,848	$5,753,402	$45,936,799

For the year ended December 31, 2009, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended December 31, 2009, the High Income Fund deferred to January 1, 2010, post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $2,133,423. The WB/MNAS Fund and Growth & Income Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended December 31, 2009.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management, the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of the Funds' average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until April 30, 2011 for WB/MNAS Fund, Growth & Income Fund and High Income Fund, so that the net annual operating expenses do not exceed 1.50% for WB/MNAS Fund, 1.60% for Growth & Income Fund, 1.60% for High Income Fund Class A, and 2.35% for High Income Fund Class C. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Annual Advisory Fee Percentage	Advisory Fees Six Months Ended 6/30/10*	Advisory Fees Payable 6/30/10*
WB/MNAS Fund	0.50%	$2,512	$1,154
Growth & Income Fund	1.00%	136,368	22,412
High Income Fund	0.85%	178,102	30,254

* After waivers and reimbursements, if any.

IFD serves as the principal underwriter for the Funds. The Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." Certain Officers of the Funds are also Officers and Governors of IFD.

	Annual Distribution Fee Percentage	Distribution Fees Six Months Ended 6/30/10	Distribution Fees Payable 6/30/10
WB/MNAS Fund	0.50%	$4,139	$1,195
Growth & Income Fund	0.25%	34,092	5,603
High Income Fund—Class A	0.25%	34,268	5,875
High Income Fund—Class A	1.00%	72,319	12,074

IFS acts as the Funds' transfer agent for a variable fee equal to 0.20% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. IFS also acts as the Funds' accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. IFS also acts as the Funds' administrative services agent for a variable fee equal to 0.15% of the Funds' average daily net assets on an annual basis for the Funds' first $50 million and at a lower rate on the average daily net assets in excess of $50 million plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 6/30/10*			Payable 6/30/10*
	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*	Transfer Agency Fees*	Accounting Service Fees*	Admin. Service Fees*
WB/MNAS Fund	$3,378	$12,414	$3,017	$28	$113	$21
Growth & Income Fund	27,274	18,818	20,455	437	317	328
High Income Fund	24,858	14,102	19,059	4,191	2,435	3,216

* After waivers and reimbursements, if any.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$3.50	$2.94	$3.66	$8.88	$12.19	$13.67

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$0.01	$0.01	$(0.06)	$(0.24)	$(0.24)
Net realized and unrealized gain (loss) on investments	(0.08)	0.56	(0.72)	(0.01)	1.22	1.86
Total from investment operations	$(0.08)	$0.57	$(0.71)	$(0.07)	$0.98	$1.62

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$(0.01)	$0.00	$0.00	$0.00
Distributions from net realized gains	0.00	0.00	0.00	(5.15)	(4.29)	(3.10)
Returns of capital	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	$0.00	$(0.01)	$(0.01)	$(5.15)	$(4.29)	$(3.10)

NET ASSET VALUE, END OF PERIOD	$3.42	$3.50	$2.94	$3.66	$8.88	$12.19

Total Return[1]	(4.57%)[3]	19.31%	(19.36%)	(0.92%)	7.73%	11.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,196	$1,280	$1,069	$2,716	$7,308	$15,034
Ratio of expenses to average net assets after waivers[2]	1.50%3	1.50%	1.50%	2.56%	2.65%	2.65%
Ratio of expenses to average net assets before waivers	4.05%3	8.90%	6.93%	3.71%	2.79%	2.74%
Ratio of net investment income to average net assets	(0.30%)[3]	0.24%	0.13%	(0.97%)	(1.78%)	(1.76%)
Portfolio turnover rate	56.02%	165.30%	151.02%	137.86%	25.71%	28.64%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six					Period
	Months	Year	Year	Year	Year	12/1/05	Year
	Ended	Ended	Ended	Ended	Ended	Through	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/29/05	11/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$31.89	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11

Income (loss) from investment operations:
Net investment income (loss)	$0.26	$0.36	$0.14	$0.19	$0.32	$0.01	$0.23
Net realized and unrealized gain (loss) on investments	(2.91)	3.49	(10.75)	2.72	4.49	0.24	3.11
Total from investment operations	$(2.65)	$3.85	$(10.61)	$2.91	$4.81	$0.25	$3.34

Less Distributions:
Dividends from net investment income	$0.00	$(0.36)	$(0.15)	$(0.20)	$(0.29)	$(0.01)	$(0.71)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.01)	0.00	0.00
Returns of capital	0.00	0.00	(0.03)	0.00	0.00	0.00	0.00
Total distributions	$0.00	$(0.36)	$(0.18)	$(0.21)	$(0.30)	$(0.01)	$(0.71)

NET ASSET VALUE, END OF PERIOD	$29.24	$31.89	$28.40	$39.19	$36.49	$31.98	$31.74

Total Return[1]	(16.62%)[3]	13.54%	(27.06%)	7.97%	15.04%	9.58%[3]	11.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,931	$28,078	$27,472	$40,903	$46,334	$52,148	$52,804
Ratio of expenses to average net assets after waivers[2]	1.60%[3]	1.60%	1.60%	1.60%	1.56%	1.50%[3]	1.46%
Ratio of expenses to average net assets before waivers	2.02%[3]	2.09%	2.22%	2.30%	2.39%	2.41%[3]	1.91%
Ratio of net investment income to average net assets	1.54%[3]	1.17%	0.40%	0.46%	0.84%	0.41%[3]	0.66%
Portfolio turnover rate	80.25%	120.02%	158.65%	99.47%	94.23%	9.66%	107.61%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$7.21	$5.05	$8.43	$10.20	$10.07	$10.33

Income (loss) from investment operations:
Net investment income (loss)	$0.27	$0.52	$0.56	$0.79	$0.76	$0.79
Net realized and unrealized gain (loss) on investments	(0.03)	2.16	(3.31)	(1.75)	0.27	(0.05)
Total from investment operations	$0.24	$2.68	$(2.75)	$(0.96)	$1.03	$0.74

Less Distributions:
Dividends from net investment income	$(0.27)	$(0.52)	$(0.56)	$(0.80)	$(0.76)	$(0.79)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.14)	(0.21)
Returns of capital	0.00	0.00	(0.07)	0.00	0.00	0.00
Total distributions	$(0.27)	$(0.52)	$(0.63)	$(0.81)	$(0.90)	$(1.00)

NET ASSET VALUE, END OF PERIOD	$7.18	$7.21	$5.05	$8.43	$10.20	$10.07

Total Return[1]	6.67%[3]	55.56%	(34.24%)	(10.07%)	10.66%	7.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,487	$27,746	$24,101	$88,629	$101,545	$37,764
Ratio of expenses to average net assets after waivers[2]	1.60%[3]	1.60%	1.67%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets before waivers	1.82%[3]	1.93%	1.88%	1.85%	1.95%	2.05%
Ratio of net investment income to average net assets	7.43%[3]	8.64%	7.74%	8.09%	7.49%	7.71%
Portfolio turnover rate	29.68%	56.76%	85.86%	27.28%	38.76%	31.69%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/10*	12/31/09	12/31/08	12/31/07	12/29/06	12/30/05
NET ASSET VALUE, BEGINNING OF PERIOD	$7.23	$5.06	$8.45	$10.22	$10.09	$10.36

Income (loss) from investment operations:
Net investment income (loss)	$0.24	$0.48	$0.51	$0.72	$0.69	$0.71
Net realized and unrealized gain (loss) on investments	(0.04)	2.17	(3.33)	(1.76)	0.27	(0.06)
Total from investment operations	$0.20	$2.65	$(2.82)	$(1.04)	$0.96	$0.65

Less Distributions:
Dividends from net investment income	$(0.24)	$(0.48)	$(0.51)	$(0.72)	$(0.69)	$(0.71)
Distributions from net realized gains	0.00	0.00	0.00	(0.01)	(0.14)	(0.21)
Returns of capital	0.00	0.00	(0.06)	0.00	0.00	0.00
Total distributions	$(0.24)	$(0.48)	$(0.57)	$(0.73)	$(0.83)	$(0.92)

NET ASSET VALUE, END OF PERIOD	$7.19	$7.23	$5.06	$8.45	$10.22	$10.09

Total Return[1]	5.62%[3]	54.57%	(34.77%)	(10.71%)	9.84%	6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$13,553	$15,430	$12,563	$44,023	$41,840	$24,357
Ratio of expenses to average net assets after waivers[2]	2.35%[3]	2.35%	2.42%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets before waivers	2.57%[3]	2.68%	2.63%	2.60%	2.70%	2.81%
Ratio of net investment income to average net assets	6.67%[3]	7.85%	7.03%	7.40%	6.75%	6.96%
Portfolio turnover rate	29.68%	56.76%	85.86%	27.28%	38.76%	31.69%

[1]	Excludes any applicable sales charge.
[2]	This row reflects the impact, if any, of fee waivers or reimbursements by the then-current investment adviser and/or affiliated service providers.
[3]	Annualized.

*Unaudited

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid	Annualized
	Value	Value	During	Expense
	12/31/09	6/30/10	Period*	Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$977.14	$7.41	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.56	1.50%

Integrity Growth & Income Fund
Actual	$1,000.00	$916.90	$7.67	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.07	1.60%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,033.37	$8.13	1.60%
Actual - Class C	$1,000.00	$1,028.11	$11.92	2.35%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,016.79	$8.07	1.60%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,013.04	$11.83	2.35%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2010

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 30, 2010